Exhibit 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE OR TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE ORDINARY SHARES

of

LEGEND BIOTECH CORPORATION

Dated as of May 21, 2021

Warrant to Purchase

10,000,000 Ordinary Shares (subject to adjustment)

THIS CERTIFIES THAT, for value received, LGN HOLDINGS LIMITED, or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Legend Biotech Corporation, a company incorporated under the laws of the Cayman Islands (the “Company”), ordinary shares of the Company, par value of US$0.0001 per share (the “Shares”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions described in the subscription agreement, dated as of May 13, 2021, by and among the Company and the Holder described therein (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. The Holder is subject to certain restrictions set forth in the Transaction Documents.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1.    Number and Price of Shares; Exercise Period.

(a)    Number of Shares. The Holder shall have the right to purchase up to 10,000,000 Shares, as may be adjusted pursuant hereto prior to the expiration of this Warrant.

(b)    Exercise Price. The exercise price per Share shall be US$20.00, subject to adjustment pursuant hereto (the “Exercise Price”).

(c)    Exercise Period. This Warrant shall be exercisable, in whole or in part, after the Closing Date and prior to the two-year anniversary of the Closing Date. The portion of this Warrant not exercised prior to the end of such two-year anniversary shall be and become void and of no value and this Warrant shall be terminated and no longer outstanding.

2.    Exercise of the Warrant.

(a)    Exercise. Subject to Section 8, the purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i)    the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant (or a reasonable affidavit of loss and indemnity undertaking in case of the loss or destruction of this Warrant); and

(ii)    the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company.

(b)    Share Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same (i) a certificate or certificates (or a notice of issuance of uncertificated shares, if applicable) for that number of Shares issuable upon such exercise and (ii) a scan copy of an extract of the register of members of the Company reflecting the Holder’s ownership of the Shares, duly certified by the registered agent or a director of the Company.

(c)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional Shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional Share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d)    Reservation of Shares. The Company agrees, during the term the rights under this Warrant are exercisable, to reserve, free from preemptive rights or any other contingent purchase rights of persons other than the Holder, and keep available from its authorized and unissued ordinary shares for the purpose of effecting the exercise of this Warrant such number of Shares as shall be sufficient to effect the exercise of the rights under this Warrant. The Company represents and warrants that all Shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable.

(e)    Remedy. If by the close of the fifth (5th) Business Day after delivery of a Notice of Exercise and the payment of the aggregate exercise price in any manner permitted by Section 2 or Section 8, the Company fails to deliver to the Holder a certificate or certificates representing the required number of Shares in the manner required pursuant to Section 2(b), and if after such fifth (5th) Business Day and prior to the receipt of such Shares, the Holder purchases (in an open market transaction or otherwise) Shares to deliver in satisfaction of a sale by the Holder of the Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall, within five (5) Business Day after the Holder’s request and in the Holder’s sole discretion, either (i) pay in cash to the Holder an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased, at which point the Company’s obligation to deliver such certificate (and to issue such Shares) shall terminate or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Shares and pay cash to the Holder in an amount equal to the excess (if any) of Holder’s total purchase price (including brokerage commissions, if any) for the Shares so purchased in the Buy-In over the product of (x) the number of Shares (as derived from the number of ADSs of the Company) purchased in the Buy-In, times (y) the closing bid price of a Share (as derived from the ADSs of the Company) on the date of the Notice of Exercise.

(f)    No Setoff. To the extent permitted by law, the Company’s obligations to issue and deliver Shares in accordance with and subject to the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(g)    Charges, Taxes and Expenses. Subject to Section 4(c), issuance and delivery of certificates for Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

3.    Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4.    Transfer of the Warrant.

(a)    Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant at the principal office of the Company or its designated agent, together with (i) a written assignment (the “Assignment Form”) of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney delivery in the same manner as a negotiable instrument transferable by endorsement and delivery and (ii) any other documents or certificates reasonably requested by the Company to effect such transfer.

(b)    Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form and other documents set forth in Section 5) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Shares issuable upon exercise hereof. This Warrant (and the Shares issuable upon exercise hereof) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale or other transfer of any interest in any of the securities represented hereby.

(c)    Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the person or persons requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

5.    Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a)    Restrictions on Transfers. Any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant in contravention hereof shall be void. Any transfer of this Warrant or the Shares issuable upon exercise hereof must be in compliance with all applicable federal and state securities Laws.

(b)    Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the reasonable satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(c)    Securities Law Legend. Each certificate, instrument or book entry representing the Securities shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

(d)    Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e)    Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) notated on any certificate evidencing the Shares and the share transfer instructions and record notations with respect to such Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities (to the extent the Securities are certificated), if (i) such Securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such Securities may be made without registration, qualification or legend.

(f)    No Transfers to Bad Actors; Notice of Bad Actor Status. Except in the case of a public sale pursuant to an effective registration statement or in accordance with Rule 144 under the Securities Act, the Holder agrees not to sell, assign, transfer or otherwise dispose of any Securities, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those Securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. As long as it remains a holder of the Warrant, the Holder will promptly notify the Company in writing if the Holder becomes subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act.

(g)    Encumbrances. For the avoidance of doubt, the Holder and its Affiliate may directly or indirectly, place any charge, mortgage, lien, pledge, restrictions, security interest or other encumbrance in respect of the Warrant and the Shares issuable upon exercise hereof in connection with the Holder’s (or any of its Affiliates’) margin loans, collars, derivative transactions or other such downside protection transactions to be entered into on or after the date hereof by the Holder (or any of its Affiliates), and the beneficiary of such transaction (the “Beneficiary”) will be entitled to foreclose or enforce following default by the Holder or its Affiliates, including sell (or instruct its agent to sell) the Securities, provided that such Beneficiary shall be bound by the Holder’s obligations in Section 5 of this Warrant to the same extent as if such Beneficiary were an original Holder.

6.    Adjustments. Subject to the expiration of this Warrant, the number and kind of Shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a)    Business Combination. In case of the approval of any shareholders of the Company shall be required in connection with any reclassification of the Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Shares are converted into other securities, cash or property, the Holder’s right to receive the Shares issuable upon exercise hereof shall be converted into (and the Company shall not effect any such transaction unless the Holder’s right to receive the Shares issuable upon exercise hereof shall be converted into) the right to exercise this Warrant to acquire the number of shares or other securities or property (including cash) which the Shares issuable (at the time of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange) upon exercise hereof immediately prior to such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange would have been entitled to receive upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Holder’s right to exercise this Warrant in exchange for any shares or other securities or property pursuant to this Section 6(a). If and to the extent that the holders of Shares have the right to elect the kind or amount of consideration receivable upon consummation of such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, then the consideration that the Holder shall be entitled to receive upon exercise of this Warrant shall be specified by the Holder, which specification shall be made by the Holder by the later of (i) ten (10) Business Days after the Holder is provided with a final version of all material information concerning such choice as is provided to the holders of Shares, and (ii) the last time at which the holders of Shares are permitted to make their specifications known to the Company; provided, however, that if the Holder fails to make any specification within such time period, the Holder’s choice shall be deemed to be whatever choice is made by a plurality of all holders of Shares that are not affiliated with the Company (or, in the case of a consolidation, merger, sale or similar transaction, any other party thereto) and affirmatively make an election (or of all such holders if none of them makes an election). From and after any such reclassification, consolidation, merger, sale or transfer of all or substantially all of the assets, or share exchange, all references to “Shares” herein shall be deemed to refer to the consideration to which the Holder is entitled pursuant to this Section 6(a).

(b)    Reclassification of Shares. If the Shares issuable upon exercise hereof are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c)    Subdivisions and Combinations. In the event that the outstanding Shares are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise hereof immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding Shares are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise hereof immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d)    Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Shares for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Shares covered by Section 6(b) or (c)) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then, upon any exercise of this Warrant that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Shares otherwise issuable upon such exercise (if applicable), the Distributed Property that such Holder would have been entitled to receive in respect of such number of Shares had the Holder been the record holder of such Shares immediately prior to such record date without regard to any limitation on exercise contained therein.

(e)    Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

(f)    Notice of Corporate Events. If, while this Warrant is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Shares, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any transaction of the type described in Section 6(a) or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least ten (10) Business Days prior to the applicable record or effective date on which a person or entity would need to hold Shares in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

7.    No Rights as a Shareholder. Nothing contained herein shall entitle the Holder to any rights as a shareholder of the Company or to be deemed the holder of any securities that may at any time be issuable upon exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a shareholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

8.    Cashless Exercise. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if, on the date of the Notice of Exercise there is not an effective registration statement registering, or no current prospectus available for, the resale of the Shares by the Holder, then the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Shares determined as follows:

X = Y *[(A-B)/A]

where:

“X” equals the number of Shares to be issued to the Holder;

“Y” equals the total number of Shares with respect to which this Warrant is being exercised;

“A” equals the average of the Closing Sale Prices of the Shares (as derived from the Closing Sale Prices of the ADSs of the Company) for the five (5) consecutive trading days ending on the date immediately preceding the date of the Notice of Exercise; and

“B” equals the Exercise Price then in effect for the Shares on the date of the Notice of Exercise.

For purposes of this Warrant, “Closing Sale Price” means, for any security as of any date, the last trade price for such security on the principal stock exchange for such security, as reported by Bloomberg Financial Markets, or, if such principal stock exchange begins to operate on an extended hours basis and does not designate the last trade price, then the last trade price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, if no last trade price is reported for such security by Bloomberg Financial Markets, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. It is understood and agreed that for the purposes of this Warrant, the Closing Sale Price of the Company’s Ordinary Shares shall be determined by dividing the Closing Sale Price of the American Depositary Shares relating to such Ordinary Shares by the number of Ordinary Shares represented by one American Depositary Share. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then the board of directors of the Company (the “Board”) shall use its good faith judgment to determine the fair market value. The Board’s determination shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Shares issued in a “cashless exercise” transaction shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

9.    Miscellaneous.

(a)    Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder. Any amendment, waiver, discharge or termination effected in accordance with this Section 9(a) shall be binding upon each Holder, each future holder of such Warrant and the Company. The Company shall promptly give notice to all holders of the Warrant of any amendment effected in accordance with this Section 9(a).

(b)    Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c)    Notices. The notice provision under Section 9.9 in the Purchase Agreement shall apply mutatis mutandis to this Warrant.

(d)    Governing Law; Arbitration; Specific Performance. The governing law, arbitration and specific performance provision under Sections 9.4, 9.5 and 9.15 in the Purchase Agreement shall apply mutatis mutandis to this Warrant.

(e)    Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(f)    Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(g)    Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(h)    Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(i)    Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Warrant and the consummation of the transactions contemplated hereby.

(signature page follows)

The Company and the Holder sign this Warrant as of the date stated on the first page.

Legend Biotech Corporation

By:	/s/ Ying Huang
Name:	Ying Huang, Ph.D.
Title:	Chief Executive Officer and Chief Financial Officer

Address: 2101 Cottontail Lane, Somerset, NJ 08873

AGREED AND ACKNOWLEDGED,

LGN Holdings Limited

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Director

Address:	Suite 2202, 22/F Two International Finance Centre, 8 Finance Street, Central, Hong Kong

[Signature Page to Legend Biotech Corporation Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	Legend Biotech Corporation (the “Company”)

Attention:	Chief Executive Officer

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares:

Type of security:

(2)	Share. Please make a book entry and, if the shares are certificated, issue a certificate or certificates representing the shares in the name of:

☐	The undersigned

☐	Other—Name:

Address:

(3)

Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Exhibit A-1 of the Warrant are true and correct as of the date hereof.

(4)

Investment Representation Statement. The undersigned has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(5)

Consent to Receipt of Electronic Notice. The undersigned consents to the delivery of any notice to shareholders given by the Company by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company’s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company.

(Print name of the warrant holder)
(Signature)

A-1

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

A-2

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

INVESTOR:	[NAME OF HOLDER]

COMPANY:	LEGEND BIOTECH CORPORATION

SECURITIES:	THE WARRANT ISSUED ON [ ] (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF

DATE:

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1.    No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2.     Investment Intent. The Investor is acquiring the Securities for its own account [and not on behalf of any U.S. person (as defined under Regulation S promulgated under the Securities Act)] and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities. The Investor is not a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or an entity engaged in a business that would require it to be so registered as a broker-dealer.

3.    Investment Experience. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities. The Investor is capable of bearing the economic risks of such investment, including a complete loss of its investment.

4.    Speculative Nature of Investment. The Investor understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.    Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

A-1-1

6.    Status of Investor. The Investor (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and/or (ii) not a “U.S. person” within the meaning of Regulation S under the Securities Act..

7.    Solicitation. The Investor was not identified or contacted through the marketing of the transactions contemplated by this Warrant. The Investor did not contact the Company as a result of any general solicitation or directed selling efforts (within the meaning of Regulation S promulgated under the Securities Act).

8.    Offshore Transaction. The Investor has been advised and acknowledges that in issuing the Securities to the Investor pursuant to this Warrant, the Company is relying upon the exemption from registration provided by Regulation S under the Securities Act. The Investor is acquiring the Securities in an offshore transaction executed in reliance upon the exemption from registration provided by Regulation S under the Securities Act. [The Investor acknowledges that at the time of the exercise of the Warrant, the Investor was outside of the United States.]1

9.    Reliance on Exemptions; Restricted Securities. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with this Investment Representation Statement in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities. The Investors acknowledges that the Securities are “restricted securities” that have not been, and will have not been, registered under the Securities Act or any applicable state securities law. The Investor further acknowledges that, absent an effective registration under the Securities Act, the Securities may only be offered, sold or otherwise transferred (i) to the Company, (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act.

10.     [No Public Market. The Holder understands and acknowledges that no public market now exists for the Warrant issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s Warrant.]2

11.    Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

12.    No “Bad Actor” Disqualification. Neither (i) the Investor nor (ii) any of its directors, executive officers, other officers that may serve as a director or officer of the Company is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the purchase or acquisition of the Securities, in writing in reasonable detail to the Company.

(signature page follows)

[1]	To include if applicable to a particular holder of Warrant.
[2]	To include if the exhibit is for transfer of Warrant

A-1-2

The Investor is signing this Investment Representation Statement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

A-1-3

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	LEGEND BIOTECH CORPORATION

WARRANT:	THE WARRANT TO PURCHASE ORDINARY SHARES ISSUED ON [INSERT DATE] (THE “WARRANT”)

DATE:

(1)

Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint                  as attorney to make such transfer on the books of Legend Biotech Corporation , maintained for the purpose, with full power of substitution in the premises.

(2)

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares to be issued upon exercise of the rights thereunder (the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Exhibit A-1 of the Warrant are true and correct as to Assignee as of the date hereof.

(4)

Investment Representation Statement. Assignee has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

(5)

No “Bad Actor” Disqualification. Neither (i) Assignee, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Company’s securities held or to be held by Assignee is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act of 1933, as amended (the “Securities Act”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer of the Securities, in writing in reasonable detail to the Company.

B-1

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address:

B-2